UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 27, 2010
Date of Report (Date of earliest event reported)

CALLAWAY GOLF COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-10962	95-3797580

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2180 RUTHERFORD ROAD, CARLSBAD, CALIFORNIA	92008-7328

(Address of principal executive offices)	(Zip Code)

(760) 931-1771

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.*

On July 28, 2010, Callaway Golf Company (the “Company”) issued a press release captioned “Callaway Golf Company Announces Second Quarter and First Half 2010 Results.”  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 2.05    Costs Associated with Exit or Disposal Activities.

The Company previously announced that it had adopted a global operations strategy targeted at improving the Company’s gross margins (the “Global Operations Strategy”).  On July 27, 2010, the Company announced the next phase of its Global Operations Strategy.  More specifically, the Company announced that it will be restructuring its global manufacturing and distribution operations over the next 18 months to add speed and flexibility to customer service demands, optimize efficiencies and facilitate long-term gross margin improvements (the “M&D Restructuring”).  This initiative will include the reorganization of the Company’s manufacturing and distribution centers located in Carlsbad, California and Toronto, Canada, the creation of third party logistics sites in Dallas, Texas and Toronto, Canada, as well as the establishment of a new production facility in Monterrey, Mexico. A copy of the July 27, 2010 press release is attached hereto as Exhibit 99.2 and incorporated herein by this reference.

Set forth below are the current estimated charges that are expected to be incurred over the next 18 months in connection with the M&D Restructuring (in thousands):

	Cash	Non-cash	Total
Termination benefits	$5,447	$-	$5,447
Asset write-offs	-	100	100
Transition costs[1]	18,753	-	18,753
Total	$24,200	$100	$24,300

1Transition costs consist primarily of consulting expenses, costs associated with redundancies during the start-up and training phase of the new production facility in Monterrey, Mexico, start-up costs associated with the establishment of third party logistics sites, travel expenses, and costs associated with the transfer of inventory and equipment.

The above enumerated charges reflect the Company’s best estimate as of the filing of this report based upon the Company’s current plans.  Any change in the Company’s plans during implementation, or any delays, difficulties, or increased costs associated with the implementation of these initiatives, could affect the estimated amounts or timing of the charges.

Item 9.01 Financial Statements and Exhibits.*

(c)	Exhibits.

The following exhibits are being furnished herewith:

Exhibit 99.1	Press Release, dated July 28, 2010, captioned “Callaway Golf Company Announces Second Quarter and First Half 2010 Results.”

Exhibit 99.2	Press Release, dated July 27, 2010, captioned “Callaway Golf Announces Redesign of Global Operations System.”

*  The information furnished under Item 2.02 and Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLAWAY GOLF COMPANY

Date: July 28, 2010	By:	/s/ Brian P. Lynch
	Name:	Brian P. Lynch
	Title:	Vice President and
Corporate Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated July 28, 2010, captioned “Callaway Golf Company Announces Second Quarter and First Half 2010 Results.”

99.2	Press Release, dated July 27, 2010, captioned “Callaway Golf Announces Redesign of Global Operations System.”